COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

February 28, 2021 (Unaudited)

		Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	116.8%
CRUDE/REFINED PRODUCTS	35.5%
BP Midstream Partners LP		169,006	$1,928,358
Genesis Energy LP(a)		336,127	2,652,042
Holly Energy Partners LP		32,018	551,670
Magellan Midstream Partners LP		173,110	7,213,494
NuStar Energy LP(a)		196,449	3,516,437
Phillips 66 Partners LP(a)		128,929	3,439,826
Plains All American Pipeline LP(a)		1,189,725	10,041,279

			29,343,106

DIVERSIFIED MIDSTREAM	44.6%
Energy Transfer LP(a)		1,365,197	10,430,105
Enterprise Products Partners LP(a)		482,647	10,290,034
Kinder Morgan, Inc.		66,935	983,944
MPLX LP		506,375	12,056,789
Rattler Midstream LP		141,881	1,560,691
Williams Cos., Inc.(a)		70,671	1,614,126

			36,935,689

GATHERING & PROCESSING	28.1%
Antero Midstream Corp.		88,541	780,932
Crestwood Equity Partners LP		96,477	2,117,670
DCP Midstream LP(b)		235,865	5,156,009
Enable Midstream Partners LP(a)		447,175	2,960,298
Noble Midstream Partners LP		102,360	1,433,040
Shell Midstream Partners LP		178,245	1,951,783
Targa Resources Corp.		49,131	1,519,622
Western Midstream Partners LP(a)		440,803	7,330,554

			23,249,908

GATHERING & PROCESSING—FOREIGN	0.8%
Tidewater Midstream & Infrastructure Ltd. (Canada)(a)		848,264	626,566

NATURAL GAS PIPELINES	5.7%
Cheniere Energy Partners LP		35,028	1,392,363
Equitrans Midstream Corp.(a)		208,915	1,510,455
TC PipeLines LP(a)		62,891	1,831,386

			4,734,204

		Shares/Units	Value
PIPELINES—FOREIGN	2.1%
Gibson Energy, Inc. (Canada)		15,802	$268,955
Pembina Pipeline Corp. (Canada)		38,300	973,902
TC Energy Corp. (Canada)		12,000	502,593

			1,745,450

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$105,448,963)			96,634,923

PREFERRED SECURITIES—$25 PAR VALUE	1.4%
BANKS	0.0%
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(c),(d)		1,512	40,824

CHEMICALS	0.3%
CHS, Inc., 7.50%, Series 4(a),(c)		8,341	236,134

DIVERSIFIED FINANCIAL SERVICES	0.1%
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(c),(d)		2,985	82,863

INSURANCE	0.7%
LIFE/HEALTH INSURANCE	0.2%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(c),(d)		4,056	110,080
Unum Group, 6.25%, due 6/15/58(a)		1,754	46,218

			156,298

MULTI-LINE—FOREIGN	0.2%
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)(a)		5,500	138,215

PROPERTY CASUALTY	0.2%
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a),(c),(d)		6,000	165,960

REINSURANCE	0.1%
Arch Capital Group Ltd., 5.45%, Series F(a),(c)		4,700	120,837

TOTAL INSURANCE			581,310

PIPELINES	0.1%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(c),(d)		4,051	91,593

UTILITIES	0.1%
South Jersey Industries, Inc., 5.625%, due 9/16/79(a)		1,806	45,367

UTILITIES—FOREIGN	0.1%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(a),(d)		3,860	106,613

				Value
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,132,826)				$1,184,704

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	1.5%
BANKS	1.0%
Bank of America Corp., 6.10% to 3/17/25, Series AA(c),(d)		$100,000		111,180
Bank of America Corp., 8.05%, due 6/15/27, Series B(a)		100,000		131,244
CoBank ACB, 6.25% to 10/1/22, Series F(a),(c),(d)		2,300	†	247,825
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(c),(d)		100,000		108,885
Wells Fargo & Co., 5.875% to 6/15/25, Series U(c),(d)		100,000		109,675
Wells Fargo & Co., 5.95%, due 12/15/36(a)		70,000		96,173

				804,982

INSURANCE	0.5%
LIFE/HEALTH INSURANCE	0.1%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		101,000		106,966

MULTI-LINE	0.2%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58(a),(d)		103,000		152,384

MULTI-LINE—FOREIGN	0.2%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(c),(d),(e)		100,000		138,761

TOTAL INSURANCE				398,111

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,085,217)				1,203,093

		Shares
SHORT-TERM INVESTMENTS	2.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(f)		1,716,515		1,716,515

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,716,515)				1,716,515

		Value
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$109,383,521)	121.8%	$100,739,235
WRITTEN OPTION CONTRACTS	(0.0)	(12,880)
LIABILITIES IN EXCESS OF OTHER ASSETS	(21.8)	(18,004,342)

NET ASSETS (Equivalent to $3.17 per share based on 26,092,048 shares of common stock outstanding)	100.0%	$82,722,013

Exchange-Traded Option Contracts
Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(g )	Premiums Received	Value
Put—Magellan Midstream Partners LP	$40.00	4/16/21	(112)	$(466,704)	$(7,164)	$(12,880)

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $42,341,453 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $402,902 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $138,761 which represents 0.2% of the net assets of the Fund, of which 0.0% are illiquid.

(f)	Rate quoted represents the annualized seven-day yield.
(g)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of February 28, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies	$96,634,923	$96,634,923	$—	$—
Preferred Securities—$25 Par Value	1,184,704	1,184,704	—	—
Preferred Securities—Capital Securities	1,203,093	—	1,203,093	—
Short-Term Investments	1,716,515	—	1,716,515	—

Total Investments in Securities(a)	$100,739,235	$97,819,627	$2,919,608	$—

Written Option Contracts	$(12,880)	$(12,880)	$—	$—

Total Derivative Liabilities(a)	$(12,880)	$(12,880)	$—	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts activity for the three months ended February 28, 2021:

Written Option Contracts
Average Notional Amount(a),(b)	$577,882

(a)	Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents two months for written options.
(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.